CNS Response, Inc.

There are over 100 medications available for treatment of behavioral disorders. The core problem is not that we need three more. The problem is we need to know how to use the 100 that we have.

                                          Stephen Suffin, MD,

Quest Diagnostics

Chief of Clinical Pathology

Co-Founder of CNS Response

October 2007

Safe Harbor

The statements and discussions contained in this summary that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “intends,” “anticipates,” “plans,” “estimates” and analogous or similar expressions intended to identify forward-looking statements. CNS Response wishes to caution the reader of this summary that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements contained herein regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. CNS Response cannot assure or guarantee you that any future results described in this summary will be achieved, and actual results could vary materially from those reflected in such forward-looking statements.

Information contained in this summary has been compiled by CNS Response from sources believed to be credible and reliable. However, CNS Response cannot guarantee such credibility and reliability. The forecasts and projections of events contained herein are based upon subjective valuations, analyses and personal opinions.

This summary shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Such an offer or solicitation, if made, will only be made pursuant to an offering memorandum and subscription documents prepared by CNS Response specifically for such purposes.

Psychiatric Treatment:

General Medical Treatment:

The Problem:
Psychiatry Lacks Physiological Measures

1.

Symptoms

2.

Physiologic measurements

3.

Treat to mitigate pathophysiology

3.

Assess Outcomes

1.

Symptoms (behavior)

2.

Attempt to treat symptoms

2.

Assess Outcomes

“In most branches of medicine, physicians base diagnosis on objective tests:  x-rays for broken bones, examination of tissue samples for cancer cells.  But for some common and serious psychiatric disorders, diagnoses are still based entirely on the patient’s own report of symptoms and the doctor’s observations of the patient’s behavior” (Dr. Steven Hyman, Director of National Institute of Mental
Health, Scientific America, September 2003),– This is the contribution of rEEG.

CNS Response Overview:
First to Market a Proven Biomarker System

     CNSR has developed and patented technology consisting of a biomarker system and database to serve the multi-billion dollar
Psychiatric Addiction and Pharmaceutical Development markets.

Laboratory Services to the Psychiatric Market
“What is the right medication(s) for my patient”

Proprietary Expertise and Technology for Pharmaceutical Companies
“What patients are right for my medication”

What is it?
Introducing Referenced-EEG (rEEG)

Standard Digital EEG

+

=

rEEG

Medical Correlations

+

Analysis[2]
Compare to Stratified Outcomes Database

to Correlate (13,000 treatments, 4000+ patients)

Analysis[1]

Compare to “Normal” Database to Stratify

A. Summary of rEEG Type I Findings

The overall level of neurophysiologic abnormality as measured by rEEG features is: High/Moderate/Low

The rEEG Report

Section 1

Comparison with
Outcomes Database to
identify categories of
medications helpful to
similar patients

Section 2

Within categories,
identifies specific
medications helpful to
similar patients

S = Sensitive

R = Resistant

I = Intermediate

1,2,3 = relative
rankings within a
subgroup

Section A

Comparison with
Normal people of
same age and sex

Section 1: Drug Class Correlations

Drug Class

Sensitivity

Biomarker Predominance

Beta Blocke

rs

Sensitive/

Intermediate

/Resistive

High

/Moderate/Low

Anticonvulsants

Sensitive

/Intermediate/Resistive

High

/Moderate/Low

Antidepressants

Sensitive/Intermediate/

Resistive

High/Moderate/

Low

Stimulants

Sensitive

/Intermediate/Resistive

High

/Moderate/Low

C

orrelations are based on a subset of more than 1,600 patients in the rEEG database having (1) similar rEEG features to this patient and (2) a change of two or more improvement in their Clinical Global Improvement Index (CGI).

Section 2: Individual Medica

tion Responsivity

Subgroup ratings (S, I & R) are based on comparison to other subgroups within the overall medication group. Within the subgroup individual medications ratings (1, 2, 3) are relative to other medications in the subgroup only. When there i

s only one medication in a

subgroup only the subgroup rating appears. Specific medication combinations may be incompatible.

Anticonvulsants (

Sensitive

)

Stimulants (

Sensitive

)

Trade Name

Generic Name

Sensitivity

Trade Name

Generic Name

Sensitivity

Be

nzodiazepines

R

MAOI

I

Xanax

Alprazolam

Manerix

m

Moclobemide

1

Ativan

Lorazepam

Parnate

Tranylcypromine

3

Klonopin

Clonazepam

Eldepryl

Selegiline

2

Tegretol

Carbamazepine

R

Nardil

Phenelzine

ND

Depakote

Divalproex

S

Ri

talin

Methylphenidate

R

Neurontin

Gabapentin

I

Dexedrine

d

-

Amphetamine

S

Lithane

Lithium

I

Adderall

d,l

-

Amphetamine

R

Gabitril

Tiagabine

ND

Provigil

Modafinil

ND

Beta Blockers (

Intermediate

)

Trade Name

Generic Name

Sensitivity

Lopressor

Metoprolol

I

Inderal

Propranolol

I

Tenormin

Atenolol

I

Key to symbols:

S

=

sensitive

, patients with similar neurophysiology were most often responsive to medications with this designation.

R

=

resistant

, patients with similar

neurophysiology were least often responsive to medications with this designation.

I

=

intermediate

, patients with similar neurophysiology were neither consistently sensitive or consistently resistant to medications with this designation

ND = No data in the

database to support recommendations

1,2,3 = relative rankings amongst agents in a subgroup where 1 is highest and 3 is lowest.

m

-

Available in Canada

PRESS RELEASE

Referenced EEG System - State of the Art Psychiatric Treatment

We are happy to introduce the referenced EEG System to New Jersey residents and the New York metropolitan area. This promises to revolutionize psychiatric treatment by both recommending new treatments and speeding up the delivery of appropriate medications. Research indicates a 80-85% success rate compared to 60% success rate with conventional treatment regimens. The referenced EEG system is based on resting EEGs which remain stable over time. rEEG abnormalities respond predictably to specific medications. The rEEG is like the electrocardiogram which measures the electric currents generated by the heart and is used to guide cardiac therapy. Using rEEGs a clinician can individualize therapy according to the electro encephalogram which measures the electric currents generated by the brain.

A waking rEEG is performed on the patient. Sensors are placed on the head. A small amount of gel is put between the sensor and the head. An EEG reading is taken. It does not hurt. The whole procedure takes about 30-45 minutes. The resultant EEG is compared to a normative EEG database of more than 12,000 patients. The variation from the norm is analyzed to recommend medications in order to normalize the EEG.

Conventional psychiatric drug treatment can take up to a year or more to find the right medication treatment regimen. Through the power of the referenced EEG system the right medication can be found within weeks.

I have seen a middle-aged married female who suffered from life long chronic depression. In spite of psychotherapy, Wellbutrin, Cymbalta, Xanax, Zoloft, and SAM-e, she was not helped. The rEEG test recommended Depakote. Within one week her depressive symptoms vanished. To date she has been maintained on supportive psychotherapy and a small amount of Depakote. She is doing very well.

Depakote is used to treat both bipolar and impulse control disorders. It is not used for unipolar depression. Because she had no signs or symptoms of bipolar or impulse contro disorders, she would never have been put on Depakote.

In summary, the system can find the right psychiatric medication quickly. In the treatment resistant patient (where no medication has worked) new effective treatments are recommended. These treatments are often medications that would never be tried based on a person's history and mental status examination. This system provides an objective way to measure psychiatric dysfunction.

To learn more about the rEEG system, please contact Alpha Behavioral Care at 908-273-0800 or you may email us at docrainbow@alphabc.com.

CNS Response

Jane Doe’s History &
Treatment                  >

rEEG was essential  to
treatment success    >

Name

Population

Efficacy

ADD & Depression Trial1,3

100

80%

VA Blinded Study3,5

13

85%

CIGNA-Atlanta Pilot3

56

70%

Dr. Davis Case Series3

15

100%

Monte Nido Case Series2,3

150

80%

Dr. Hamilton Case Series3

34

78%

Dr. Hoffman Case Series3

74

76%

Rancho L’Abri Case Series3,4

58

93%

TOTAL

500

81%

Does it work?
Proven Efficacy in Multiple Studies

1 Clinical EEG and Neurosciences, 1995

2 NCDEU Poster at Annual Meeting 2004

3 APA Poster at Annual Meeting 2005

4 APA Poster at Annual Meeting 2005

5 Accepted for publication Amer College Phys Surg 2007

We have three branches of Intellectual Property:

1.        Basic Methods Patent: (# 6,622,036) issued September 2003 and comprising:

Obtaining neurophysiologic information from a patient;

Quantifying the neurophysiologic information and comparing to
Outcomes Database;

Correlating the quantified neurophysiologic information to medication therapy responsivity profiles, without regard to psychiatric diagnostic category.

Numerous other active application in this lineage

2.         Electroencephalography based systems and methods for selecting therapies and predicting outcomes.

(#7177675) issued February 2007

Numerous other active patent applications in this lineage.

3.

Combination Medication Drug Patents:

We have filed three patents surrounding novel combinations of medications.

Can it be protected?
Two core issued patents

How big is the market?
Lab Services > $1BB per year

Private Pay

  Direct out-of-pocket payment by patient.

  Represents 34.6% of the 45,000 Psychiatric Practices

  Patients will pay out-of-pocket, when: (1) they have exhausted their benefits; (2) require complete confidentiality; (3) seeking the best possible treatment.

  Target 20-40% of these patients

Managed Behavioral Healthcare Organizations (MBHOs)

  Manage 210 million lives in the U.S. alone.

  115 million individuals covered by one of four MBHOs:
    Magellan, Value Options, United, CIGNA.

  Target: 10% of patients account for 35%-40% of medical budget.

  VERY expensive med. device treatment options are emerging
    (VNS, deep brain stimulation, rTMS)

A win-win-win for everyone

Providers

Patients

Payers

1)

Treatment success
where there had been
failure.

2)

Profitable procedure.

3)

Patient retention.

1)

Better results /
Reduced trial and error.

1)

Increased efficiency
and economics.

1)

Dramatic decrease in
patient utilization of
services.

2)

Reduced medication
costs through
increased use of
generics.

Pharmaceutical Market Opportunity

Pharmaceutical sales to treat CNS Disorders is the largest such market in the
U.S. with $44 Billion of sales in 2005 ($68 Billion,
worldwide).

  Represents 23% of total annual pharmaceutical sales.

  Expenditures are not based on any objective test.

Business Opportunity

  New drug combinations from off-patent medications

  Repurposing - New undiscovered indications

  Resuscitation of medications failing clinical trials

  Better decision making throughout the drug development process

$8MM financing closed March 2007
_________________

Acquisition of first Center of Excellence in Denver

Completion of Thought leader SAB, design and recruited sites for multi-site trial

Set up China data collection capability

George Carpenter joins as President to lead 2008 commercialization

Daniel Hoffman, MD joins as Chief Medical Officer

Henry Harbin, MD, founder and CEO of Magellan joins BOD

First payer negotiated reimbursement and codes

Newsweek article – demonstrates newsworthiness of rEEG

2007 Key Accomplishments

Completion of 11-site academic study in depression

Negotiation of first payer reimbursement and execution of additional payer pilots

Expansion of network of regional medical directors who are the training infrastructure and database suppliers.

Addition of antipsychotics to the database.

Implement “while-u-wait” report turnaround

First pharma development application

2008 Milestones

Management

Name

Position

Background

Leonard J.
Brandt

Chief Executive
Officer

Co-Founder, CNS Response, Inc.

Partner, Norwest Venture Capital;

George
Carpenter

President

CEO of Core, Inc.-- leading disability mgmt.
companies, CEO of WorkWell Systems, Inc. –
leading worker’s compensation mgmt. company

Daniel
Hoffman

Chief Medical Officer

Medical Director, The Neurotherapy Clinic

Brian
MacDonald

Director of
Engineering

Co-Founder, CNS Response, Inc.

Operations Engineering Consulting, 10 years;

Horace Hertz

Chief Financial
Officer

CEO/COO/CFO, various companies for 11 years

Partner, Deloitte & Touche

Directors and Scientific Advisors

Dave Jones

Managing Partner of Sail Ventures

Henry T. Harbin, MD

Former Chair and CEO of Magellan

Jerry Vaccaro, MD

President of APS Healthcare, former President of United
Behavioral/PacifiCare
-------------------------

Alan F. Schatzberg, MD

Chairman Department of Psychiatry, Stanford Medical School

Maurizio Fava, MD

Associate Chief of Psychiatry for Clinical Research, Massachusetts
General and Professor Psychiatry Harvard Medical School

Steve Suffin, MD

Head Pathologist Science and Technology, Quest Diagnostics, CNSO
founder

Max Schneider, MD

Former Chair of ASAM, CSAM, NCADD

I haven’t told you the real story. The real
story is best told by doctors and patients.

Len Brandt

CEO
CNS Response, Inc.

714.545.3225

lbrandt@cnsresponse.com

Many people – patients, doctors and payers

thank you for your attention.

Horace Hertz

CFO

CNS Response, Inc

714.545.2954

hhertz@cnsresponse.com